UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

Principal
Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.3%
North Carolina—71.5%
$ 155,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625	% [2]	09/01/2033	$155,315

500,000	Charlotte, NC Airport[1]	5.000		07/01/2031	543,110

1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000		07/01/2036	2,054,166

1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125		01/15/2037	2,014,391

50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250		01/15/2039	55,235

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700		05/01/2034	284,265

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250		11/01/2033	115,027

100,000	E. Lincoln County, NC Water & Sewer District[1]	4.750		06/01/2018	101,818

1,500,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125		03/20/2049	1,517,370

500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000		04/01/2037	539,830

15,000	Mint Hill, NC Sanitation District	5.250		06/01/2020	15,362

425,000	Mint Hill, NC Sanitation District	5.250		06/01/2019	435,276

125,000	Mint Hill, NC Sanitation District	5.250		06/01/2017	126,775

35,000	Nash, NC Health Care Systems[1]	5.000		11/01/2030	37,285

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000		10/01/2026	964,060

500,000	NC Capital Facilities Finance Agency (Davidson College)	5.000		03/01/2040	548,920

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2023	30,031

1,170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2028	1,170,655

1,280,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2033	1,280,397

75,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.250		06/01/2017	75,189

1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125		06/01/2035	1,635,312

1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	1,763,138

440,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2022	501,948

200,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2019	222,452

810,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000		06/01/2027	810,859

110,000	NC Capital Facilities Finance Agency (North Carolina A&T University)[1]	5.000		06/01/2032	110,082

25,000	NC Eastern Municipal Power Agency[1]	6.500		01/01/2018	28,304

20,000	NC Eastern Municipal Power Agency, Series A1	5.000		01/01/2020	20,474

300,000	NC Eastern Municipal Power Agency, Series A1	5.250		01/01/2020	307,485

70,000	NC HFA (Home Ownership)[1]	5.125		01/01/2028	72,011

2,545,000	NC HFA (Home Ownership)[1]	5.250		01/01/2039	2,611,348

105,000	NC HFA (Home Ownership)[1]	5.250		07/01/2039	106,291

1    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina (Continued)

$ 220,000	NC HFA (Multifamily Hsg.)[1]	5.500%	02/20/2043	$220,277

575,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)[1]	5.500	10/01/2024	579,065

2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,226,045

1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)	6.250	07/01/2035	1,416,909

1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,530,844

45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000	11/01/2033	49,089

8,000,000	NC Medical Care Commission (Duke University Health System)[3]	5.000	06/01/2042	8,910,160

355,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	356,384

500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	535,305

115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	119,409

175,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	179,503

1,700,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.200	10/01/2021	1,757,698

345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	353,128

55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,037

380,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	380,338

35,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2022	35,062

20,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.250	10/01/2017	20,062

45,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.250	10/01/2018	45,126

365,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000	11/01/2034	382,655

460,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500	10/01/2019	461,702

5,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	5,016

750,000	NC Medical Care Commission (Wakemed)	5.000	10/01/2031	818,708

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	576,775

750,000	NC Medical Care Commission Health Care Facilities (Lutheran Services for the Aging)[1]	5.000	03/01/2042	755,528

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,211,980

70,000	NC Medical Care Commission Health Care Facilities (Pines at Davidson)[1]	5.000	01/01/2036	70,208

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	526,615

20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	20,421

2    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Principal
Amount		Coupon		Maturity	Value

North Carolina (Continued)

$ 775,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500%		10/01/2032	$777,309

30,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.250		10/01/2024	30,103

1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.000		10/01/2033	1,625,696

5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500		10/01/2035	5,003

100,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.250		09/01/2021	100,139

1,000,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.000		09/01/2037	1,001,460

250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000		07/01/2036	276,543

1,500,000	NC Winson-Salem State University[1]	5.000		06/01/2034	1,602,270

750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)	5.000		10/01/2026	839,265

10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500		10/01/2029	10,028

25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750		10/01/2024	26,751

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250		10/01/2038	535,415

365,000	Oak Island, NC Enterprise System[1]	6.000		06/01/2036	430,726

1,000,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2037	1,052,870

1,080,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2028	1,225,660

20,000	University of NC System[1]	5.500		10/01/2034	22,472

1,410,000	Western Carolina University, NC (Student Housing)	5.000		06/01/2033	1,538,846

					55,953,786

U.S. Possessions—37.8%
750,000	Guam International Airport Authority	6.000		10/01/2034	869,355

125,000	Guam Power Authority, Series A	5.000		10/01/2030	142,571

125,000	Guam Power Authority, Series A	5.000		10/01/2023	147,057

67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	1,161,663

160,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	160,987

1,915,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,651,362

250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	166,042

500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	363,940

4,495,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	4,505,968

3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,542,950

1,840,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,854,738

27,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.200	[4]	05/15/2050	2,149,200

2,250,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,403,730

800,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	489,152

70,000	Puerto Rico Commonwealth GO	5.875		07/01/2036	42,889

70,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	42,972

750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	477,195

5,000	Puerto Rico Commonwealth GO	5.000		07/01/2028	3,075

395,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	243,956

85,000	Puerto Rico Convention Center Authority	5.000		07/01/2027	72,402

3    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$ 1,500,000	Puerto Rico Electric Power Authority, Series A6	6.750%		07/01/2036	$812,145

400,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2029	218,248

320,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2030	174,192

440,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2031	238,916

1,000,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2040	541,530

25,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	13,347

250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	167,960

50,000	Puerto Rico Infrastructure	6.928	[4]	07/01/2043	6,580

335,000	Puerto Rico Infrastructure	7.102	[4]	07/01/2035	80,531

30,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2036	6,745

1,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2032	226,590

450,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2033	100,116

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,258,856

725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	518,346

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	82,253

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	82,313

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	82,206

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	45,193

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	76,589

10,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	9,999

30,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	16,688

100,000	Puerto Rico Public Buildings Authority	6.250		07/01/2026	60,601

750,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	469,470

500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	330,545

600,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	347,202

250,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	145,283

45,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	24,360

5,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	2,744

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	515,020

750,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	362,753

500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	258,845

4,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	2,294,415

200,000	University of Puerto Rico	5.000		06/01/2025	101,436

250,000	University of Puerto Rico	5.000		06/01/2026	126,218

275,000	University of Puerto Rico, Series Q	5.000		06/01/2030	137,731

185,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	184,985

					29,612,155

Total Investments, at Value (Cost $92,787,186)—109.3%					85,565,941

Net Other Assets (Liabilities)—(9.3)					(7,295,261)

Net Assets—100.0%					$78,270,680

4    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
GO	General Obligation
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LPC	Lake Prince Center
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
UHC&S	United Church Homes & Services
V.I.	United States Virgin Islands

5    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when

6    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

7    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

3. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

8    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$55,953,786	$—	$55,953,786
U.S. Possessions	—	29,612,155	—	29,612,155

Total Assets	$—	$85,565,941	$—	$85,565,941

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the

9    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

4. Investments and Risks (Continued)

Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal

10    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

4. Investments and Risks (Continued)

bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $4,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its

11    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

4. Investments and Risks (Continued)

Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2015, municipal bond holdings with a value of $8,910,160 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $4,000,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$ 4,000,000	NC Medical Care Commission ROLs[3]	9.499%	6/1/42	$4,910,160

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $4,000,000 as of June 30, 2015.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

12    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of June 30, 2015.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of June 30, 2015, securities with an aggregate market value of $1,985,031, representing 2.54% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$88,781,701	[1]

Gross unrealized appreciation	$3,441,242
Gross unrealized depreciation	(10,662,487)

Net unrealized depreciation	$(7,221,245)

1. The Federal tax cost of securities does not include cost of $4,005,485, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

13    OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/10/2015